UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2007

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2007, the Board of Directors (the “Board”) of Verenium Corporation, a Delaware corporation (“Verenium”) approved and adopted the following forms of equity award agreements for use in connection with Verenium’s 2007 Equity Incentive Plan:

•	Form of Executive Officer 2007 Equity Incentive Plan Option Agreement, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference;
•	Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference;
•

Form of Stock Option Grant Notice and Form of Exercise for use in connection with Executive Officer 2007 Equity Incentive Plan Option Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement, the forms of which are attached hereto as Exhibit 10.4 and are incorporated herein by reference;

•	Form of Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement, the form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference;
•

Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference; and

•

Form of Restricted Stock Bonus Grant Notice for use in connection with Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement, the form of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2007, the Compensation Committee (the “Committee”) of the Board approved the following base salary and target bonus amounts (the qualifications for which shall be determined by the Committee) for John A. McCarthy, Jr., Verenium’s Executive Vice President and Chief Financial Officer, and John R. Malloy, Jr., Verenium’s Executive Vice President, Biofuels Business Unit:

Executive	Base Salary	Target Bonus
John A. McCarthy, Jr.	$305,000	50% of Base Salary
John R. Malloy, Jr.	$300,000	50% of Base Salary

Additionally, on July 20, 2007 (the “Grant Date”), the Committee granted Mr. McCarthy stock options to purchase 535,500 shares of Verenium common stock, and granted Mr. Malloy stock options to purchase 453,000 shares of Verenium common stock (collectively, the “Option Grants”). A portion of the Option Grants are subject to time-based vesting and begin vesting one year from the Grant Date in equal monthly installments over a three year period. Separately, a portion of the Option Grants are subject to performance-based vesting, based on performance metrics not yet approved by the Committee. The portion of the Option Grants subject to performance-based vesting will vest seven years from the Grant Date, however, meeting the performance thresholds to be determined by the Committee would cause the acceleration of that vesting schedule. The allocation of the shares of Verenium common stock for which the Option Grants are exercisable between (i) those subject to time-based vesting and (ii) those subject to performance-based vesting for each of Messrs. McCarthy and Malloy is as follows:

Executive	Time-Based Vesting	Performance-Based Vesting
John A. McCarthy, Jr.	175,462	214,200
John R. Malloy, Jr.	125,926	181,200

The Option Grants were issued pursuant to the Verenium 2007 Equity Incentive Plan and the Verenium Executive Officer 2007 Equity Incentive Plan Option Agreement, attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Committee also approved an amendment (the “Grant Amendment”) to its previous grant of options to Carlos Riva, Verenium’s Chief Executive Officer, which granted Mr. Riva options to purchase 1,000,000 shares of Verenium common stock (the “Initial Grant”). The Grant Amendment provides that 375,854 shares of Verenium common stock underlying the Initial Grant will from the date of the Grant Amendment be subject to performance-based vesting, based on performance metrics not yet approved by the Committee. The remaining 624,146 shares of Verenium common stock underlying the Initial Grant continue to be subject to the time-based vesting and other terms set forth in connection with the Initial Grant. Furthermore, pursuant to the Grant Amendment, the Committee also granted Mr. Riva additional options to purchase 289,496 shares of Verenium common stock, which are subject to the same performance-based vesting schedule for referenced above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Verenium Corporation 2007 Equity Incentive Plan (included in Annex D to the joint proxy statement/prospectus forming a part of Amendment No. 2 to Verenium’s Registration Statement on Form S-4 (No. 333-141392) filed with the Securities and Exchange Commission on May 8, 2007, and incorporated herein by reference).

10.2	Form of Executive Officer 2007 Equity Incentive Plan Option Agreement.

10.3	Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement.

10.4	Form of Stock Option Grant Notice and Form of Exercise for use in connection with Executive Officer 2007 Equity Incentive Plan Option Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement.

10.5	Form of Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.

10.6	Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.

10.7	Form of Restricted Stock Bonus Grant Notice for use in connection with Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: July 25, 2007	By:	/s/ Martin A. Sabarsky
	Name:	Martin A. Sabarsky
	Title:	Vice President, Corporate Development

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Verenium Corporation 2007 Equity Incentive Plan (included in Annex D to the joint proxy statement/prospectus forming a part of Amendment No. 2 to Verenium’s Registration Statement on Form S-4 (No. 333-141392) filed with the Securities and Exchange Commission on May 8, 2007, and incorporated herein by reference).

10.2	Form of Executive Officer 2007 Equity Incentive Plan Option Agreement.

10.3	Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement.

10.4	Form of Stock Option Grant Notice and Form of Exercise for use in connection with Executive Officer 2007 Equity Incentive Plan Option Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Option Agreement.

10.5	Form of Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.

10.6	Form of Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.

10.7	Form of Restricted Stock Bonus Grant Notice for use in connection with Executive Officer 2007 Equity Incentive Plan Restricted Stock Bonus Agreement and Non-Executive Employee and Consultant 2007 Equity Incentive Plan Restricted Stock Bonus Agreement.